GOODWILL	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

4.	GOODWILL

(in thousands of $)	Goodwill	Accumulated impairment losses	Net carrying value
Balance as of December 31, 2017	225,273	(112,821)	112,452
Balance as of December 31, 2018	225,273	(112,821)	112,452
Balance as of December 31, 2019	225,273	(112,821)	112,452

On the date of the Merger the share price of Frontline Ltd. was $15.15, adjusted for the 1-for-5 reverse share split in February 2016, and the Company recorded goodwill of $225.3 million. The Company has one reporting unit for the purpose of assessing potential goodwill impairment and has selected September 30 as its annual goodwill impairment testing date.

At December 31, 2017, the Company's share price had fallen by $1.45 per share, or 24% from its September 30, 2017 share price, and as such, the Company concluded that the requirement to complete the first step of the goodwill impairment analysis was triggered. The Company's market capitalization as at December 31, 2017 was $779.0 million (based on a share price of $4.59) and the Company calculated the fair value of the Company to be $1,013 million, based on an estimated control premium of 30%, compared to its carrying value of $1,300 million (prior to recording any impairment loss on goodwill). The Company believes that the control premium may be attributable, in part or in whole, to the expected synergies from combining the operations of the Company and an acquirer, particularly in respect of the benefits of operating an enlarged oil tanker fleet and assembled workforce as well as being able to take advantage of an expected reduction in costs from an expansion in scale. As the fair value of the Company was below the carrying value, the Company concluded that it was required to complete the second step of the goodwill impairment analysis. Under the second step of the goodwill impairment analysis, the Company estimated that the fair value of the underlying assets and liabilities amount to approximately $901.0 million, which gives an implied fair value of goodwill of $112.5 million. A comparison of this to the carrying value of goodwill resulted in an impairment loss in respect of goodwill of $112.8 million. The impairment was a result of the declining forecast charter rates, declining vessel values and ultimately the fall in the Company's share price since the date of the Merger.

At June 30, 2018, September 30, 2018 and December 31, 2018, the Company carried out the first step of the two step impairment analysis. At March 31, 2018, the Company carried out the second step of the two step impairment test. The Company concluded that no impairment was required following these impairment tests.
During the year ended December 31, 2019, the Company both assessed qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of the reporting unit is less than its carrying amount, including goodwill, as well as performing the first step of the two step impairment analysis. The Company concluded that no impairment was required following these impairment tests.